Exhibit 99.1

Monthly/Quarterly Reporting Package
December 2021

Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 01/10/2022 Record Date: 01/07/2022 Determination Date: 12/31/2021

Trustee	Manager
GLAS Trust Company, LLC	Hilco JCP, LLC
3 Second Street, Suite 206	5 Revere Drive, Suite 410
Jersey City, NJ 07311	Northbrook, IL
Contact: Yana Kislenko	Contact: Larry Finger
Phone: 201-839-2183	Phone: 703-244-4588
Email: yana.kislenko@glas.agency	Email: lfinger@ctltrust.net

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 01/10/2022 Record Date: 01/07/2022 Determination Date: 12/31/2021

Forward-Looking Statements & Non-GAAP Presentation

This distribution statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, among others, statements of expectations, beliefs, future plans and strategies, anticipated results from operations and developments and other matters that are not historical facts. The forward-looking statements are based on our beliefs as well as on a number of assumptions concerning future events. Readers of these materials are cautioned not to put undue reliance on these forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors that could cause actual events or results to differ materially from those expressed or implied by the forward-looking statements.

Certain of the financial measures presented in this distribution statement are non-GAAP financial measures, other metrics and other information. We believe that non-GAAP financial measures, other metrics and other information provide useful information to investors regarding our financial condition, result of operations and other matters. The non-GAAP financial measures, other metrics and information as presented in this distribution statement may be adjusted in management’s reasonable judgment as appropriate, taking into account a variety of circumstances, facts and conditions. These adjustments may be material and may or may not be specifically identified in footnotes or otherwise. Our measures, metrics and other information (and the methodologies used to derive them) may not be comparable to those used by other companies.

Please refer to Section III of this distribution statement, titled “Disclaimer”, for additional information.

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 01/10/2022 Record Date: 01/07/2022 Determination Date: 12/31/2021

SECTION I
Monthly Reporting Schedules

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 01/10/2022 Record Date: 01/07/2022 Determination Date: 12/31/2021

Monthly Certificate Distribution Detail

CUSIP	Aggregate Certificates Outstanding	Aggregate Net Sales Proceeds Distribution	Aggregate Net Operations Distribution	Aggregate Total Distribution
217519107	75,000,000	$595,294,173.94	$5,557,146.98	$600,851,320.92

Per Certificate
CUSIP	Aggregate Certificates Outstanding	Aggregate Net Sales Proceeds Distribution	Aggregate Net Operations Distribution	Aggregate Total Distribution
217519107	75,000,000	$7.937256	$0.074095	$8.011351

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 01/10/2022 Record Date: 01/07/2022 Determination Date: 12/31/2021

Monthly Cash Sources and Uses

Sources of Cash from Operations		Uses of Cash from Operations
Distribution Center Master Lease Rent	$(1,426,612.88)	Accounting and Financial Reporting	$205,256.33
Retail Master Lease Rent	9,303,398.23	Investor Relations	8,500.00
Total Rent	$7,876,785.35	Legal	39,261.25
		Insurance	—
		Management Fees -Operations and Other Professional Fees	630,459.00
Sales & Use Tax Recovery	$31,509.86	BOV’s and Other	155,000.00
Total Other Sources of Cash	$31,509.86	Total Operating Expenses	$1,038,476.58

		Taxes to be Recovered from Tenant	$1,312,671.65
		Formation, Closing & Related Costs	—
		Total Other Uses of Cash	$1,312,671.65
Total Sources of Cash from Operations	$7,908,295.21	Total Uses of Cash from Operations	$2,351,148.23

Sources of Cash from Sales / Capital Activity		Uses of Cash from Sales / Capital Activity
Distribution Center Gross Sales Proceeds	$557,165,354.00	Management Fees -Sales	$3,375,242.00
Retail Master Lease Gross Sales Proceeds	46,250,000.00	Third Party Expenses: Distribution Center Sales	4,101,619.85
Total Gross Sales Proceeds	$603,415,354.00	Third Party Expenses: Retail Sales	571,300.71
		Prepaid Sales Expenses	73,017.50
Other Financing / Capital Activity	$—	Other	—
Other	—	Total Expenses of Sales	$8,121,180.06
Total Other	$—	Cash Provided (Used) Sales / Capital Activity	—
Total Sources of Cash from Sales / Capital Activity	$603,415,354.00	Total Uses of Cash from Sales / Capital Activity	$8,121,180.06

Net Cash Available for Distribution
Total Sources of Cash from Operations	$7,908,295.21
Total Uses of Cash from Operations	(2,351,148.23)
Net Cash Provided by Operations	$5,557,146.98

Total Sources of Cash from Sales / Capital Activity	$603,415,354.00
Total Uses of Cash from Sales / Capital Activity	(8,121,180.06)
Net Cash Provided by Sales / Capital Activity	$595,294,173.94

Net Cash Available for Distribution	$600,851,320.92

* Tenant pays the following months rent on the 25th of every month. Therefore, December rent was paid in November and distributed in the November monthly report.
** Management Fees: Operations: Primarily Hilco's Asset Mgmt Fees
*** Accounting, Financial Reporting & Tax: Includes all third party professional fees
**** Trustee & Other: BOV and Investment Banker Fees, if applicable

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 01/10/2022 Record Date: 01/07/2022 Determination Date: 12/31/2021

Monthly Cash Distributions

Distribution Date	Net Rental Income Distribution	Sales and Capital Activity Distribution	Total Distributions
10-Jan-22	$5,557,146.98	$595,294,173.94	$600,851,320.92
10-Dec-21	6,532,239.75	50,434,348.59	$56,966,588.34
10-Nov-21	6,187,382.35	—	6,187,382.35
12-Oct-21	6,484,666.36	118,150,023.75	124,634,690.11
10-Sept-21	6,642,375.46	—	6,642,375.46
10-Aug-21	6,837,204.31	31,544,164.52	38,381,368.83
12-July-21	6,822,411.96	—	6,822,411.96
10-June-21	6,449,331.63	—	6,449,331.63
10-May-21	6,915,430.00	—	6,915,430.00
12-Apr-21	6,900,130.88	—	6,900,130.88
10-Mar-21	1,565,979.82	—	1,565,979.82

Trailing 12 mos.	$66,894,299.50	$795,422,710.80	$862,317,010.30

Inception to Date	$66,894,299.50	$795,422,710.80	$862,317,010.30

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 01/10/2022 Record Date: 01/07/2022 Determination Date: 12/31/2021

Property Sales This Month

Sale Date	Property ID	Property Name	Square Feet	Rent for Lease Year at Closing Date [1]	Gross GAAP Basis [2]	Gross Sales Price	Net Sales Price[3]	Net Sales Price Per Square Foot	Implied Cap. Rate/ Rent Yield at Closing [4]	Selling Cost	Selling Costs as Percentage of Gross Sales Price[5]	Selling Broker
Retail Property Sales This Month
23-Dec-21	2814	Queens Center	204,340	$1,226,040	$39,000,000	$40,500,000	$40,500,000	$198.20	3.03%	$754,340	1.86%	Newmark
29-Dec-21	2865	Tamarack Village	81,973	491,838	5,300,000	5,750,000	5,750,000	70.15	8.55%	115,018	2.00%	Newmark
Total Retail Properties this Month			286,313	$1,717,878	$44,300,000	$46,250,000	$46,250,000	$161.54	3.71%	$869,358	1.88%

Distribution Center Property Sales This Month
17-Dec-21	9005	Warehouse - Statesville, NC	595,209	$1,785,627	$25,000,000	$28,610,000	$28,610,000	$48.07	6.24%	452,410	1.58%	Eastdil
17-Dec-21	9130	Warehouse - Columbus, OH	2,000,000	6,500,000	88,100,000	93,250,000	93,250,000	46.63	6.97%	1,309,406	1.40%	Eastdil
17-Dec-21	9132	Warehouse - Lenexa, KS	2,308,100	6,294,059	79,200,000	88,130,000	88,130,000	38.18	7.14%	1,241,525	1.41%	Eastdil
17-Dec-21	9316	Warehouse - Reno, NV	1,838,800	8,734,300	128,900,000	150,950,354	150,950,354	82.09	5.79%	2,074,396	1.37%	Eastdil
17-Dec-21	9435	Warehouse - Haslet, TX	1,133,027	4,248,851	62,300,000	68,000,000	68,000,000	60.02	6.25%	974,642	1.43%	Eastdil
17-Dec-21	9486	Warehouse - Forest Park (Atlanta), GA	2,233,475	7,817,163	114,400,000	128,225,000	128,225,000	57.41	6.10%	1,773,604	1.38%	Eastdil
Total Distribution Center Properties this Month			10,108,611	$35,380,000	$497,900,000	$557,165,354	$557,165,354	$55.12	6.35%	$7,825,983	1.40%
Total Property Sales this Month			10,394,924	$37,097,878	$542,200,000	$603,415,354	$603,415,354	$58.05	6.15%	$8,695,341	1.44%
Property Sales this Month Average			1,299,366	$4,637,235	$67,775,000	$75,426,919	$75,426,919	$58.05	6.15%	$1,086,918	1.44%

Retail Properties			1,736,346	$7,666,953	$149,500,000	$208,600,000	$208,600,000	$120.14	3.68%	$8,373,002	4.01%
Distribution Centers
Previous Distribution Period Total:			1,736,346	7,666,953	149,500,000	208,600,000	208,600,000	120.14	3.68%	8,373,002	4.01%
Previous Distribution Periods Average:			157,850	$696,996	$13,590,909	$18,963,636	$18,963,636	$120.14	3.68%	$761,182	4.01%

Retail Properties			2,022,659	9,384,831	193,800,000	254,850,000	254,850,000	$126.00	3.68%	$9,242,360	3.63%
Distribution Centers			10,108,611	35,380,000	497,900,000	557,165,354	557,165,354	$55.12	6.35%	7,825,983	1.40%
Cumulative Distribution to Date Total:			12,131,270	44,764,831	691,700,000	812,015,354	812,015,354	$66.94	5.51%	17,068,343	2.10%
Cumulative Distribution to Date Average:			638,488	$2,356,044	$36,405,263	$42,737,650	$42,737,650	$66.94	5.51%	$898,334	2.10%
1 Annualized Monthly Rent (e.g. Monthly Rent due for in Sale Period X 12). Rental Abatement shall be disregarded.
2 GAAP Basis before depreciation and amortization. The Trust determined that fresh start accounting fair value (not cost) of the investment properties based upon the fair value of the individual assets and liabilities assumed as of the Effective Date (1/31/21).The total fair Value of the properties acquired was $1.935 Billion.
3 Net of credits provided to Buyer other than pro-rations. Selling costs are not netted in Net Sales Price
4 Gross Sales Price divided by the Annual Rent as defined above
5 Selling Costs as percentage of Gross Sales Price. Selling costs may not tie into the Total Expenses of Sale as reported on the Monthly Sources and Uses Report.

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 01/10/2022 Record Date: 01/07/2022 Determination Date: 12/31/2021

Retail Portfolio as of Determination Date

By Current Lease Year Rent Per Square Foot Tier:				By Property Ownership Type:
Tier	Properties	Square Feet	Current Lease Year Rent [1]	Ownership Type	Properties	Square Feet	Current Lease Year Rent [1]
Tier 1 -$9.00	32	3,987,421	$35,886,789.00	Owned	125	16,572,035	$94,062,171.00
Tier 2 -$6.00	77	10,123,178	60,739,068.00	Ground Lease	22	3,117,253	17,780,380.00
Tier 3 -$3.50	18	2,706,208	9,471,732.00
Tier 4 -$2.00	20	2,872,481	5,744,962.00
Total:	147	19,689,288	$111,842,551.00	Total:	147	19,689,288	$111,842,551.00

By Current Lease Year Rent Per Property:				By Property Type:
Tier	Properties	Square Feet	Current Lease Year Rent [1]	Property Type	Properties	Square Feet	Current Lease Year Rent [1]
>=$950,000	36	6,169,649	$44,512,578.00	Shopping Center	32	3,226,528	$20,536,440.00
>=$700,000 & <$950,000	39	5,090,261	33,408,901.00	Freestanding	4	372,420	2,533,116.00
>=$500,000 & <$700,000	39	4,349,021	22,894,280.00	Mall	111	16,090,340	88,772,995.00
<=$500,000	33	4,080,357	11,026,792.00
Total:	147	19,689,288	$111,842,551.00	Total:	147	19,689,288	$111,842,551.00

1Current Lease Year Rent = Monthly Rent X 12, excluding rental abatement.

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 01/10/2022 Record Date: 01/07/2022 Determination Date: 12/31/2021

Retail Portfolio as of Determination Date (Cont’d)

By Geography:
State	Properties	Square Feet	Current Lease Year Rent [1]
AR	2	186,745	$1,120,470.00	MO	2	229,828	1,378,968.00
AZ	4	492,446	3,530,733.00	MS	1	99,396	894,564.00
CA	25	3,740,792	21,710,731.00	NC	1	104,198	208,396.00
CO	3	361,775	1,376,834.00	NH	2	230,842	1,122,962.00
CT	3	464,682	929,364.00	NJ	5	882,946	3,510,571.00
DE	1	159,878	959,268.00	NM	2	265,910	2,014,848.00
FL	9	1,292,316	9,874,971.00	NV	3	437,937	3,941,433.00
GA	2	204,634	1,143,372.00	NY	3	469,462	1,604,204.00
IA	1	85,278	298,473.00	OH	5	645,447	3,504,477.00
ID	1	151,985	1,367,865.00	OK	3	332,223	1,494,714.00
IL	5	845,224	4,414,248.00	OR	1	157,928	947,568.00
IN	1	99,317	893,853.00	PA	4	555,087	2,984,042.00
KS	2	316,856	1,471,852.00	PR	2	185,946	1,115,676.00
KY	2	251,289	1,821,111.00	TN	3	347,331	1,241,828.00
LA	2	229,181	1,749,054.00	TX	24	2,536,198	16,841,806.00
MA	1	141,692	495,922.00	UT	1	99,411	347,939.00
MD	4	559,312	2,424,176.00	VA	5	736,563	3,330,898.00
MI	6	863,012	3,699,718.00	WA	4	666,272	4,515,948.00
MN	1	173,968	1,043,808.00	WI	1	85,981	515,886.00
				Total:	147	19,689,288	$111,842,551.00

1Current Lease Year Rent = Monthly Rent X 12, excluding rental abatement.

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 01/10/2022 Record Date: 01/07/2022 Determination Date: 12/31/2021

Distribution Center Portfolio as of Determination Date
(All Distribution Centers sold in December 2021)

Property ID		9005	9130	9132	9316	9435	9486
Location		Statesville, NC	Columbus, OH	Lenexa, KS	Reno, NV	Haslet, TX	Forest Park, GA
Square Feet	New JCP	—	—	—	—	—	—
	Other Tenants	—	—	—	—	—	—
	Vacant	—	—	—	—	—	—
	Total	—	—	—	—	—	—
Current Lease Year Rent [1]	New JCP	—	—	—	—	—	—
	Other Tenants	—	—	—	—	—	—
	Total	—	—	—	—	—	—
Current Lease Year Rent - PSF [2]	New JCP	—	—	—	—	—	—
	Other Tenants	—	—	—	—	—	—
	Total	—	—	—	—	—	—

1Current Lease Year Rent = Monthly Rent X 12
2Current Lease Year Rent PSF = (Monthly Rent X 12) / Square Feet

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 01/10/2022 Record Date: 01/07/2022 Determination Date: 12/31/2021

Landlord and Tenant Option Properties as of Determination Date

Property ID	Option Type	Property Name	Location	Square Feet	Current Lease Year Rent [1]	Option Notice (Y/N)	Option Exercise / Closing Date
246	Landlord	SouthBay Pavilion at Carson	20700 Avalon Boulevard, Carson, CA	N/A	N/A	N	Property Sold 09-30-21
389	Landlord	Stoneridge S/C	1500 Stoneridge Mall Road, Pleasanton, CA	155,919	311,838.00	N
1229	Landlord	The Oaks	280 Hillcrest Drive W, Thousand Oaks, CA	144,959	289,918.00	N
1572	Landlord	Westfield Culver City	6000 S Hannum Avenue, Culver City, CA	203,832	1,222,992.00	N
1959	Landlord	The Shops at Tanforan	1122 El Camino Real, San Bruno, CA	N/A	N/A	N	Property Sold 09-14-21
1417	Landlord	Westfield Santa Anita	400 S Baldwin Avenue, Arcadia, CA	204,563	715,971.00	N
1950	Landlord	Fashion Valley	6987 Friars Road, San Diego, CA	N/A	N/A	N	Property Sold 07-09-21
2649	Landlord	Westminster Mall	400 Westminster Mall, Westminster, CA	152,567	533,985.00	N
2757	Landlord	Park Meadows	8417 S Park Meadows Center Drive, Loan Tree CO	N/A	N/A	N	Property Sold 07-29-21
2256	Landlord	Danbury Fair	7 Backus Avenue, Danbury, CT	136,375	272,750.00	N
2102	Landlord	Westfield Annapolis	1695 Annapolis Mall, Annapolis, MD	126,732	760,392.00	N
1623	Landlord	Twelve Oaks Mall	27150 Novi Road, Novi, MI	155,807	545,325.00	N
2247	Landlord	Pheasant Lane Mall	310 Daniel Webster Highway, Suite 103, Nashua, NH	104,836	366,926.00	N
2297	Landlord	Newport Centre	10 Mall Drive W, Jersey City, NJ	185,330	648,655.00	N
2477	Landlord	Freehold Raceway Mall	3710 Highway 9, Freehold, NJ	149,608	299,216.00	N
2814	Landlord	Queens Center	92-59 59th Avenue. Elmhurst, NY	N/A	N/A	N	Property Sold 12-23-21
197	Landlord	Gateway Shopping Center I &	II360 Gateway Drive, Brooklyn, NY	123,942	247,884.00	N
2040	Landlord	Barton Creek Square	2901 S Capitol of Texas Highway, Austin, TX	144,129	864,774.00	N
2763	Landlord	The Woodlands Mall	1201 Lake Woodlands Drive, Suite 500, Woodlands, TX	146,000	511,000.00	N
2795	Landlord	Stonebriar Centre	2607 Preston Road, Frisco, TX	N/A	N/A	N	Property Sold 07-29-21
2881	Landlord	Memorial City S/C	300 Memorial City Way, Houston, TX	N/A	N/A	N	Property Sold 11-03-21
192	Landlord	Fair Oaks Mall	11801 Fair Oaks Mall, Fairfax, VA	193,422	386,844.00	N
1462	Landlord	Springfield Town Center	6699 Springfield Mall, Springfield, VA	205,772	1,234,632.00	N
2865	Tenant	Tamarack Village	8348 Tamarack Village, Woodbury, MN	N/A	N/A	N	Property Sold 12-29-21
2801	Tenant	Polaris Fashion Place	1450 Polaris Parkway, Columbus, OH	146,990	881,940.00	N
2921	Tenant	Robertson’s Creek	5751 Long Prairie Road, Flower Mound, TX	N/A	N/A	N	Property Sold 11-19-21
2934	Tenant	University Oaks S/C	151 University Oaks, Round Rock, TX	N/A	N/A	N	Property Sold 11-19-21
2982	Tenant	Village at Fairview	301 Stacy Road, Fairview, TX	N/A	N/A	N	Property Sold 11-19-21
2749	Tenant	Dulles Town Centre	21030 Dulles Town Circle, Sterling, VA	125,917	440,710.00	N
Total:				2,806,700	$10,535,752.00

1Current Lease Year Rent = Monthly Rent X 12, excluding rental abatement.

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 01/10/2022 Record Date: 01/07/2022 Determination Date: 12/31/2021

Substitution Properties as of Determination Date
(No Substitution Properties December, 2021)

Property ID	Property Name	Property Location	Substitution Type (Outgoing / Incoming)	Square Feet	Current Lease Year Rent [1]	Notice Date	Exercise Date
				—	$—
Total:

1Current Lease Year Rent = Monthly Rent X 12

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 01/10/2022 Record Date: 01/07/2022 Determination Date: 12/31/2021

Monthly Leasing Activity Distribution Centers
(No Leasing Activity December, 2021)

Property ID	Lease Start Date	Tenant Name	Square Feet	Current Lease Year Rent - PSF [1]	Current Lease Year Rent [2]	Real Estate Operating Expenses	Initial Term (Months)	Extension Options (Years)	Tenant Business Description	Manager Commentary
			—	—	$—
Total:			—	—	$—

1Current Lease Year Rent PSF = (Monthly Rent X 12) / Square Feet.
2Current Lease Year Rent = Monthly Rent X 12.

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 01/10/2022 Record Date: 01/07/2022 Determination Date: 12/31/2021

Monthly Leasing Activity Retail Properties
(No Leasing Activity December, 2021)

Property ID	Lease Start Date	Tenant Name	Square Feet	Current Lease Year Rent - PSF [1]	Current Lease Year Rent [2]	Real Estate Operating Expenses	Initial Term (Months)	Extension Options (Years)	Tenant Business Description	Manager Commentary
			—	—	$—
Total:			—	—	$—

1Current Lease Year Rent PSF = (Monthly Rent X 12) / Square Feet, excluding rental abatement.
2Current Lease Year Rent = Monthly Rent X 12, excluding rental abatement.

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 01/10/2022 Record Date: 01/07/2022 Determination Date: 12/31/2021

Summary Select Financial Information

For copies of our most recent financial statements, including management’s discussion and analysis of financial condition and results of operations, sales and capital activity, you can access our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act at www.ctltrust.net as soon as reasonably practicable after they are filed with, or furnished to, the SEC. You can also review these SEC filings and other information by accessing the SEC’s website at http://www.sec.gov.

The SEC file number is 000-56236.

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 01/10/2022 Record Date: 01/07/2022 Determination Date: 12/31/2021

SECTION II
(Provided Quarterly)
The following financial information was prepared by Penney Tenant I LLC and Penney Tenant II LLC.
As such, the Trust has not independently verified this Financial Information.

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 01/10/2022 Record Date: 01/07/2022 Determination Date: 12/31/2021

Master Lease Guarantor Operating Performance

Key Financial and Performance Metrics	Fiscal Quarter Ended October 30, 2021*	Trailing 12 Months
Comparable store sales percent increase / (decrease) for Master Lease Properties **	31.5%	N/A
Liquid assets covenant compliance (as defined in the Master Leases)	Yes	N/A
Tangible net worth (as defined in the Master Leases - in millions)***	$1,542	N/A

Key Portfolio Metrics	Fiscal Quarter Ended October 30, 2021*	Trailing 12 Months
End of period number of stores - fee owned and ground leased	206	N/A
End of period number of stores - space leased	465	N/A
Gross Square Footage of stores (in millions)	81.8	N/A

* Reflects financial activity from August 01, 2021 through October 30, 2021 (Fiscal Q3 2021).
** Comparable sales against LY base having COVID closures.
*** Per unaudited interim Consolidated Financial Statements of Penney Intermediate Holdings LLC as of October 30, 2021.

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 01/10/2022 Record Date: 01/07/2022 Determination Date: 12/31/2021

Master Lease Retail Tenant Operating Performance for Retail Portfolio as of Determination Date

Fiscal Quarter Ended October 30, 2021 *
Property Ownership	# of Properties	Square Feet	Tenant’s Sales Per Square Foot	Tenant’s Four-Wall EBITDAR	Rent	Tenant’s Four-Wall EBITDA	Tenant’s Four-Wall EBITDAR / Rent
Fee	133	17,586,813	$20				2.1
Ground Lease	22	3,117,253	$24				2.2
Total	155	20,704,066	$20	$88,129,621	$41,145,505	$46,984,116	2.1

Fiscal Quarter Ended October 30, 2021 *
Rent Tier **	# of Properties	Square Feet
1 > $2.4	39	4,927,109
2 > $1.9	39	5,209,052
3 > $1.7	38	5,071,301
4 < $1.7	39	5,496,604
Total	155	20,704,066

* Reflects financial activity from August 01, 2021 through October 30, 2021 (Fiscal Q3 2021)
** Rent tier determined based on book Occupancy Expense per square foot.

Rent: includes book Rent, Ground Leases, Contingent Rent, CAM & accrued Real Estate Taxes.
EBITDA: Tenant's Unallocated Store Contribution Profit, uses book rent.
EBITDAR: excludes Occupancy included in calculation of EBITDA.

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Master Lease Retail Tenant Operating Performance for Retail Portfolio as of Determination Date

Fiscal Quarter Ended October 30, 2021 *
Tenant's Sales per Square Foot Tier	# of Properties	Square Feet	Tenant’s Sales Per Square Foot	Tenant’s Four-Wall EBITDAR	Tenant’s Four-Wall EBITDAR to Sales	Tenant’s Four-Wall EBITDA	Tenant’s Four-Wall EBITDAR / Rent
> $23.8	39	4,621,317	$31		24.2%		2.6
> $20	39	4,777,504	$22		21.7%		2.3
> $15.6	38	5,652,931	$18		19.9%		1.9
< $15.6	39	5,652,314	$13		15.3%		1.4
Total	155	20,704,066	$20	$88,129,621	21.0%	$46,984,116	2.1

Fiscal Quarter Ended October 30, 2021 *
EBITDAR / Rent Tier **	# of Properties	Square Feet	Tenant’s Sales Per Square Foot	Tenant’s Four-Wall EBITDAR	Tenant’s Four-Wall EBITDAR to Sales	Tenant’s Four-Wall EBITDA	Tenant’s Four-Wall EBITDAR / Rent

> {$3.0}x **	15	1,636,687	$26		26.3%		3.4
> {$2.0}x **	77	10,009,011	$23		22.5%		2.4
< {$2.0}x **	63	9,058,368	$16		17.2%		1.5

Total	155	20,704,066	$20	$88,129,621	21.0%	$46,984,116	2.1

* Reflects financial activity from August 01, 2021 through October 30, 2021 (Fiscal Q3 2021).
** Stratifications consolidated due to insufficient store count.

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Master Lease Subtenants

Fiscal Quarter Ended October 30, 2021
Subtenant Name	Subleased Property	Square Feet	Lease Commence Date	Lease Expiration Date ***	Rent / Month	Rent Per Square Foot / Month	Percent of Total Rent **	Expense Provisions
Donald Bruce Drummond (Optometrist)	334	226	6/1/2017	5/31/2022	100	0.4	0.2%	JCP retains 2% of sublessee's sales run through JCP credit card machines to cover interchange fees
Dr. Norman Ratner (Optometrist)	634	202	9/1/2016	8/31/2021	100	0.5	0.1%	JCP retains 2% of sublessee's sales run through JCP credit card machines to cover interchange fees
Dr. Xiao Meng Lu (Optometrist)	1572	339	6/10/2016	6/30/2022	100	0.3	0.1%	JCP retains 2% of sublessee's sales run through JCP credit card machines to cover interchange fees
Dr. Susan Shahriari (Optometrist)	2096	154	10/1/2015	9/30/2022	100	0.6	0.2%	JCP retains 2% of sublessee's sales run through JCP credit card machines to cover interchange fees
Dr. Brian W. Park, O.D. (Optometrist)	2467	120	10/1/2014	9/30/2022	100	0.8	0.1%	JCP retains 2% of sublessee's sales run through JCP credit card machines to cover interchange fees
Dr. Jeff Overbey (Optometrist)	2649	178	3/25/2018	3/31/2022	100	0.6	0.2%	JCP retains 2% of sublessee's sales run through JCP credit card machines to cover interchange fees
Dr. Laurence Rubin (Optometrist)	2677	126	9/1/2014	8/31/2022	100	0.8	0.1%	JCP retains 2% of sublessee's sales run through JCP credit card machines to cover interchange fees
Aspen Square, Inc.	2990	18,058	10/8/2008	10/7/2083	1	0	—%
Total Subtenants *		19,403			701	-

* Excludes TBA leases consistent with Section 9.2(a) of the Master Lease Agreement.
** 9 months of sublease income divided by book rent for same period.
*** Subleases for Optometrist offices auto-renew for 12 months w/ 30-day right to terminate by either party.

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SECTION III

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Management’s Comments
(Management Commentary will be provided in our 10Q’s and 10K’s)

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SECTION IV
(Provided Quarterly)
The following financial statements were prepared by Penney Intermediate Holdings LLC.
As such, the Trust has not independently verified these Financial Statements.

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SECTION V
Definitions and Disclaimers

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Penney Intermediate Holdings LLC
Consolidated Statement of Operations
(Unaudited)

($ in millions)	Three Months Ended October 30, 2021	Nine Months Ended October 30, 2021
Total net sales	$1,804	$5,292
Credit income and other	109	283
Total revenues	1,913	5,575

Costs and expenses (income):
Cost of goods sold (exclusive of depreciation and amortization shown separately below)	1,126	3,267
Selling, general and administrative	596	1,732
Depreciation and amortization	51	153
Real estate and other, net	(8)	(14)
Restructuring, impairment, store closing and other costs	10	33
Total costs and expenses	1,775	5,171
Operating income	138	404
Interest expense, net	(28)	(78)
Income before income taxes	110	326
Income tax expense	(4)	(12)
Net income	$106	$314

See the accompanying notes to the Unaudited Interim Consolidated Financial Statements.

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Penney Intermediate Holdings LLC
Consolidated Balance Sheet
(Unaudited)

($ in millions)	As of October 30, 2021
Assets
Current assets:
Cash and cash equivalents	$354
Merchandise inventory	2,077
Prepaid expenses and other assets	418
Total current assets	2,849
Property and equipment, net	868
Operating lease assets	1,586
Financing lease assets	92
Other assets	334
Total assets	$5,729
Liabilities and member’s equity
Current liabilities:
Merchandise accounts payable	441
Other accounts payable and accrued expenses	738
Current operating lease liabilities	50
Current financing lease liabilities	2
Current portion of long-term debt, net	20
Total current liabilities	1,251
Noncurrent operating lease liabilities	1,765
Noncurrent financing lease liabilities	93
Long-term debt	765
Deferred taxes	6
Other liabilities	194
Total liabilities	4,074
Member’s equity
Member’s contributions	300
Accumulated other comprehensive income	(1)
Reinvested earnings	1,356
Total member’s equity	1,655
Total liabilities and member’s equity	$5,729

See the accompanying notes to the Unaudited Interim Consolidated Financial Statements.

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Penney Intermediate Holdings LLC
Consolidated Statement of Member’s Equity
(Unaudited)

($ in millions)	Member’s Contributions/(Distributions)	Accumulated Other Comprehensive Income/(Loss)	Reinvested Earnings	Total Member’s Equity
January 30, 2021	$300	—	1,299	$1,599
Member tax distributions	—	—	—	—
Net income	—	—	44	44
May 1, 2021	$300		1,343	$1,643
Member tax distributions	—	—	(123)	(123)
Net income	—	—	164	164
Other comprehensive income/(loss)	—	(2)	—	(2)
Purchase price adjustments	—	—	(56)	(56)
July 31, 2021	$300	$(2)	$1,328	$1,626
Member tax distributions	—	—	(44)	(44)
Net income	—	—	106	106
Other comprehensive income/(loss)	—	1	—	1
Purchase price adjustments	—	—	(34)	(34)
October 30, 2021	$300	$(1)	$1,356	$1,655

See the accompanying notes to the Unaudited Interim Consolidated Financial Statements.

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Penney Intermediate Holdings LLC
Consolidated Statement of Cash Flows
(Unaudited)

($ in millions)	Nine Months Ended October 30, 2021
Cash flows from operating activities:
Net income	$314
Adjustments to reconcile net income to net cash provided by operating activities
Net (gain) on sale of real estate assets	(13)
Net (gain) on insurance proceeds received for damage to property	(1)
Depreciation and amortization	153
Change in cash from operating assets and liabilities:
Merchandise inventory	(557)
Prepaid expenses and other assets	(47)
Merchandise accounts payable	290
Accrued expenses and other liabilities	155
Net cash provided by operating activities	$294
Cash flows from investing activities
Capital expenditures	(41)
Proceeds from sale of real estate assets	10
Insurance proceeds received for damage to property and equipment	4
Net cash used by investing activities	$(27)
Cash flows from financing activities:
Proceeds from borrowings under the revolving credit facility	—
Proceeds from issuance of long-term debt	—
Debt issuance costs	—
Payments of long-term debt	(21)
Proceeds from equity contributions	—
Repayments of principal portion of finance leases	(1)
Tax distributions to members	(166)
Net cash used by financing activities	(188)
Net increase in cash and cash equivalents	79
Cash and cash equivalents at beginning of period	275
Cash and cash equivalents at end of period	$354

See the accompanying notes to the Unaudited Interim Consolidated Financial Statements.

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Penney Intermediate Holdings LLC
Notes to Unaudited Interim Consolidated Financial Statements

1. Basis of Presentation and Consolidation

Basis of Presentation
Penney Intermediate Holdings LLC (the Company), formed on October 22, 2020, is the direct subsidiary of Penney Holdings LLC (“Holdings”), a direct subsidiary of Copper Retail JV LLC (“Copper”), a Delaware limited liability company. The assets of Copper and Holdings consist solely of the 100% ownership in each direct subsidiary. Copper and its related legal entity structure were formed to acquire certain operating assets and related liabilities of J.C. Penney Company, Inc. (JCPenney) on December 7, 2020 (the acquisition date). All acquired assets and liabilities of JCPenney are owned and operated by the Company and its subsidiaries.

The JCPenney brand was founded by James Cash Penney in 1902. We operate the JCPenney brand through the operation of 671 department stores in 49 states and Puerto Rico, as well as through our eCommerce website at jcp.com and our mobile application. We sell family apparel and footwear, accessories, fine and fashion jewelry, beauty products and home furnishings. In addition, our department stores provide services, such as styling salon, optical, and portrait photography.

These Unaudited Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States. The accompanying Unaudited Consolidated Financial Statements, in our opinion, include all material adjustments necessary for a fair presentation and should be read in conjunction with the Audited Consolidated Financial Statements and notes thereto for the fiscal year (FY) ended January 30, 2021. We follow the same accounting policies to prepare quarterly financial statements as are followed in preparing annual financial statements. A description of such significant accounting policies is included in the notes to the Audited Financial Statements for the fiscal year ended January 30,2021. Because of the seasonal nature of the retail business, operating results for interim periods are not necessarily indicative of the results that may be expected for the full year.

Fiscal Year
The Company’s fiscal year consists of the 52-week period ending on the Saturday closest to January 31. As used herein, “three months ended October 30, 2021” refers to the 13-week period ended October 30, 2021 and “nine months ended October 30, 2021” refers to the 39-week period ended October 30, 2021. Fiscal 2021 will consist of the 52-week period ending on January 29, 2022.

Basis of Consolidation
All significant inter-company transactions and balances have been eliminated in consolidation.

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Penney Intermediate Holdings LLC
Notes to Unaudited Interim Consolidated Financial Statements

2. Global COVID-19 Pandemic

On March 11, 2020, the World Health Organization declared a global pandemic related to the rapidly growing outbreak of a novel strain of coronavirus (COVID-19). Subsequently, the COVID-19 pandemic has significantly impacted the economic conditions in the U.S. and globally. While all of our stores have been open from January 31, 2021 to October 30, 2021, the COVID-19 pandemic has, and continues to have, an impact on the Company’s business operations, financial position, liquidity,capital resources and results of operations. The full impact of COVID-19 will continue to depend on future developments,including the continued spread and duration of the pandemic, variant strains of COVID-19, the availability and distribution of effective medical treatments or vaccines as well as any related federal, state or local governmental orders or restrictions. In addition, numerous uncertainties continue to surround the pandemic and its ultimate impact on the Company, including the timing and extent of any recovery in consumer traffic and spending, and potential delays, interruptions and disruptions in the Company’s supply chain, all of which are highly uncertain and cannot be predicted. Current financial information may not be indicative of future operating results.

3. Acquisition

On October 28, 2020, Copper entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with JCPenney and certain of its subsidiaries to acquire substantially all of JCPenney’s retail and operating assets, and assume certain of JCPenney’s obligations associated with such purchased assets, pursuant to Section 363 of the U.S. Bankruptcy Code in connection with JCPenney’s voluntary chapter 11 cases pending in the United States Bankruptcy Court for the Southern District of Texas (the "Bankruptcy Court"). The Asset Purchase Agreement and the transactions contemplated thereby were approved by the Bankruptcy Court on November 9, 2020. Copper subsequently designated the Company and its subsidiaries as purchasers under the Asset Purchase Agreement. The acquisition of substantially all of the retail and operating assets of JCPenney by the Company and its subsidiaries was completed on December 7, 2020. Pursuant to the Asset Purchase Agreement, the Company and its subsidiaries also assumed certain liabilities related to such assets.

The company accounted for the acquisition as a business combination in accordance with ASC 805. The consideration transferred for the acquisition was as follows:

($ in millions)	December 7, 2020
Cash paid, net of cash acquired of $266	$634
Term loan	520
Estimated contingent consideration	105
Total consideration transferred, net of cash acquired	$1,259

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Penney Intermediate Holdings LLC
Notes to the Unaudited Interim Consolidated Financial Statements

The estimated contingent consideration consisted of both (i) an earn-out liability with fair value of $74.1 million and (ii) a liability related to any future receipts of credit card company holdback deposits with a fair value of $31.2 million as of the acquisition date.The value of the earn-out liability depends on the twelve-month average of the net merchandise accounts payable applicable for FY 2021 and FY 2022 and was estimated using a Monte Carlo simulation approach. The credit card holdback liability is equal to 50% of any cash proceeds received in connection with the release of the bankruptcy related credit card company holdbacks.

In accordance with GAAP, the carrying value of the contingent consideration must be remeasured at the end of each reporting period. As of October 30, 2021, the fair value of the estimated earn-out liability increased by $9 million to $83 million. The increase in fair value was recorded as a period expense in Restructuring, impairment, store closing and other costs in our Consolidated Statement of Operations.

As noted in the Audited Consolidated Financial Statements for the fiscal year ended January 30, 2021, the assets acquired and liabilities assumed in connection with the acquisition were recorded at fair value. Copper has a measurement period of up to a year after the acquisition date to adjust any provisional asset and liability amounts acquired. The Company recorded purchase price adjustments for provisional assets and liabilities acquired on December 7, 2020 totaling ($90) million in the nine months ended October 30, 2021. These purchase price adjustments are noted below and reduced the bargain purchase gain to $1,204 million,which represents the excess of the fair value of net assets acquired over the consideration transferred.

($ in millions)	October 30, 2021
Reserve for acquired assets	$(62)
Puerto Rico entity deferred tax liabilities	(7)
Other adjustments	(21)
Total purchase price adjustments	$(90)

Bargain purchase gain (original)	1,294
Adjusted bargain purchase gain	$$1,205

4. Revenue

Our contracts with customers primarily consist of sales of merchandise and services at the point of sale, sales of gift cards to a customer for a future purchase, customer loyalty rewards that provide discount rewards to customers based on purchase activity, and certain licensing and profit sharing arrangements involving the use of our intellectual property by others. Revenue includes Total net sales and Credit income and other. Net sales are categorized by merchandise and service sale groupings as we believe it best depicts the nature, amount, timing and uncertainty of revenue and cash flow.

Credit income and other encompasses the revenue earned from the agreement with Synchrony associated with our private label credit card and co-branded MasterCard programs.

The Company has contract liabilities including consideration received for gift card and loyalty related performance obligations which have not been satisfied as of the balance sheet date. The liability for unredeemed gift cards and customer loyalty programs is included in Other accounts payable and accrued expenses in the Consolidated Balance Sheet and was $130 million as of October 30, 2021 and $143 million as of January 30, 2021. Revenue of $36 million was recognized during the current year from the January 30, 2021 ending balance.

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Penney Intermediate Holdings LLC
Notes to the Unaudited Interim Consolidated Financial Statements

5. Long-Term Debt

($ in millions)	October 30, 2021
Issue:
2020 Term Loan Facility (Matures in 2026)	$506
FILO Loan Due 2025	292
Total debt	798
Unamortized debt issuance costs	(13)
Less: current maturities	(20)
Total long-term debt	$765

As of October 30, 2021, there were no outstanding borrowings under our $2.0 billion senior secured asset-based revolving credit facility (Revolving Credit Facility). Pricing under the Revolving Credit Facility is tiered based on our utilization under the line of credit. As of October 30, 2021, the applicable interest rates were LIBOR (subject to a 0.75% floor) plus 2.75% or Prime Rate plus 1.75%. The applicable rate for standby letters of credit was 2.75%, while the required unused commitment fee was 0.375% for the unused portion of the Revolving Credit Facility.

On December 1, 2021, the Company paid the full balance of the 2020 Term Loan of $506 million.

6. Litigation and Other Contingencies

We are subject to various legal and governmental proceedings involving routine litigation incidental to our business. While no assurance can be given as to the ultimate outcome of these matters, we currently believe that the final resolution of these actions, individually or in the aggregate, will not have a material adverse effect on our results of operations, financial position, liquidity or capital resources.

7. Subsequent Events

The Company has evaluated subsequent events from the balance sheet date through December 14, 2021, the date at which the financial statements were available to be issued.

As of November 1, 2021, the Company hired a new CEO and the interim CEO was appointed as the executive chairman of the Board of Directors.

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Penney Intermediate Holdings LLC
Narrative Report

	Three Months Ended October 30, 2021			Nine Months Ended October 30, 2021
($ in millions)	Actual	Plan	B/(W)	Actual	Plan	B/(W)
Total net sales	$1804	$1931	$(127)	$5,292	$5,287	$5
Credit income and other	109	87	22	283	246	37
Total revenues	1,913	2,018	(105)	5,575	5,533	42
Cost and expenses/(income):
Cost of goods sold	1,126	1,271	145	3,267	3,506	239
Selling, general and administrative	596	641	45	1,732	1,894	162
Depreciation and amortization	51	81	30	153	257	104
Real estate and other, net	(8)	(2)	6	(14)	19	33
Restructuring, impairment, store closing and other costs	10	—	(10)	33	36	3
Total costs and expenses	1,775	1,991	216	5,171	5,712	541
Operating income	138	27	111	404	(179)	583
Interest expense, net	28	26	(2)	78	76	(2)
Income before income taxes	110	1	109	326	(255)	581
Income tax expense	4	–	(4)	12	0	(12)
Net income	$106	$1	$105	$314	$(255)	$569

See accompanying Notes to Consolidated Financial Statements (Unaudited).

Summary Results of Operations

Total net sales were $1.80 billion or $0.13 billion unfavorable for the three months ended October 30, 2021 and were $5.3 billion or $0.05 billion favorable for the nine months ended October 30, 2021 when compared to Plan.

Cost of goods sold as a percent of total net sales were 62.4% and 61.7% for the three months and nine months ended October 30, 2021, respectively outperforming Plan by $0.15 billion and $0.24 billion, respectively. Selling, general and administrative expenses were $0.60 billion or 33.0% of total net sales compared to Plan of 33.2% for the three months ended October 30, 2021 and $1.73 billion or 32.7% of total net sales compared to Plan of 35.8% for the nine months ended October 30, 2021 due to lower store expenses and continued tight expense control. Depreciation and amortization were lower than Plan due to impact of purchase price accounting vs historical net book values.

Financial Condition and Liquidity

As of October 30, 2021, the borrowing base under the ABL was $1.66 billion with $1.41 billion excess availability after deducting $0.25 billion in letters of credit. There were no outstanding borrowings. Including cash and cash equivalents of $0.35 billion, the Company had $1.76 billion in total liquidity.

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Penney Intermediate Holdings LLC
Statement of Consolidated Adjusted EBITDA
For the Nine Months Ended October 30, 2021

($ in millions)	Nine Months Ended October 30, 2021
Net Income	$314
Plus:
Interest expense	78
Income tax expense	12
Depreciation and amortization	153
Restructuring, impairment, store closing and other costs	33
Minus:
Real estate and other, net	(14)
Consolidated adjusted EBITDA	$576

Prepared in accordance with the definition of Consolidated Adjusted EBITDA per Section 1.1 of the Credit and Guaranty
Agreement dated December 7, 2020.

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SECTION V
Definitions and Disclaimers

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Monthly Distribution Date Statement
Definitions
The following metrics apply to Quarterly Reporting only:

(A)    “Tenant’s Sales per Square Foot” is not a measure of the Trust’s financial performance and is provided solely for investors’ informational purposes based on the information that the Trust receives from the Tenant. This measure of operations is derived from sales information reported to the Trust by the Tenant in accordance with the retail master lease and/or distribution center master lease (each, a “Master Lease”), as applicable. The Trust and the Manager do not have the ability to verify the calculation of this information. The calculation of this information by the tenant may be different than how similar measures of operations might be calculated by others. Finally, the Trust is unable to reconcile “Tenant’s Sales per Square Foot” to a comparable GAAP financial measure because no reconciliation is provided for in the applicable Master Lease. Therefore, investors should be cautious about relying upon “Tenant’s Sales per Square Foot.”

(B)    “Tenant’s Four-Wall EBITDAR” is not a measure of the Trust’s financial performance and is provided solely for investors’ informational purposes based on the information that the Trust receives from the Tenant. This measure of operations is calculated in accordance with the [Master Lease] and is reported to the Trust by the tenant in accordance therewith. The Trust and the Manager do not have the ability to verify the calculation of this measure of operations. In addition, the calculation of “Tenant’s Four-Wall EBITDAR” in accordance with the applicable Master Lease may be different than how similar measures of operating statistic might be calculated by others. Finally, the Trust is unable to reconcile “Tenant’s Four-Wall EBITDAR” to a comparable GAAP financial measure because no reconciliation is provided for in the applicable Master Lease. Therefore, investors should be cautious about relying upon “Tenant’s Four-Wall EBITDAR.”

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Monthly Distribution Date Statement
Disclaimer
Forward-Looking Statements: This distribution statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, among others, statements of expectations, beliefs, future plans and strategies, anticipated results from operations and developments and other matters that are not historical facts. The forward-looking statements are based on our beliefs as well as on a number of assumptions concerning future events. Readers of these materials are cautioned not to put undue reliance on these forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors that could cause actual events or results to differ materially from those expressed or implied by the forward-looking statements. We do not undertake a duty to update these forward- looking statements, which speak only as of the date on which they are made. The most important factors that could prevent us from achieving the stated goals include, but are not limited to: (a) the severity, duration and geographical scope of the COVID-19 pandemic and the effects of the pandemic and measures intended to prevent its spread on our business, results of operations, cash flows and financial condition, including declines in rental revenues and increases in operating costs in the portfolio, deterioration in the financial conditions of the tenants and their ability to satisfy their payment obligations, increased risk of claims, litigation and regulatory proceedings and the ability of federal, state and local governments to respond to and manage the pandemic effectively; (b) the ability and willingness of the tenants, operators, managers and other third parties to satisfy their obligations under their respective contractual arrangements, including, in some cases, their obligations to indemnify, defend and hold us harmless from and against various claims, litigation and liabilities; (c) the ability of the tenants, operators, borrowers and managers to maintain the financial strength and liquidity necessary to satisfy their respective obligations and liabilities to third parties; (d) macroeconomic conditions such as a disruption of or a lack of access to the capital markets, changes in the debt rating on U.S. government securities, default or delay in payment by the United States of its obligations; (e) the nature and extent of future competition, including new construction in the markets in which the our properties are located; (f) the ability of the tenants, operators and managers, as applicable, to comply with laws, rules and regulations in the operation of the properties; (g) the ability and willingness of the tenants to renew their leases upon expiration of the leases, the ability to reposition our properties on the same or better terms in the event of nonrenewal or in the event the we exercises our right to replace an existing tenant or manager; and (h) the other factors set forth in the our periodic filings with the Securities and Exchange Commission.

Non-GAAP Presentation: Certain of the financial measures presented in this distribution statement are non-GAAP financial measures, other metrics and other information. We believe that non-GAAP financial measures, other metrics and other information provide useful information to investors regarding our financial condition, result of operations and other matters. The non-GAAP financial measures, other metrics and information as presented in this distribution statement may be adjusted in management’s reasonable judgment as appropriate, taking into account a variety of circumstances, facts and conditions. These adjustments may be material and may or may not be specifically identified in footnotes or otherwise.
Our measures, metrics and other information (and the methodologies used to derive them) may not be comparable to those used by other companies. The foregoing language applies to (and supersedes if different from) the specific definitions contained herein. Readers are cautioned to refer to our periodic filings furnished to or filed with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are prepared in accordance with GAAP. This distribution statement and the information contained herein should be reviewed in conjunction with such filings.

SEC Reporting: The information in this distribution statement should be read in conjunction with our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, our earnings press release and other information filed with, or furnished to, the SEC. You can access our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act at www.ctltrust.net as soon as reasonably practicable after they are filed with, or furnished to, the SEC. You can also review these SEC filings and other information by accessing the SEC’s website at http://www.sec.gov. We routinely post important information on our website at www.ctltrust.net in the “Investors” section, including financial information. We intend to use our website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Such disclosures will be included on our website under the heading “Investors.” Accordingly, investors should monitor such portion of our website in addition to following our press releases, public conference calls and filings with the SEC. The information on or connected to our website is not, and shall not be deemed to be, a part of, or incorporated into this distribution statement.

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